                                 NASH-FINCH COMPANY

                        THIRD AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank,
  as Administrative Agent
Chicago, Illinois

Other Banks party to the
  Credit Agreement

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of October 8, 1996 (such Credit Agreement, as heretofore amended and as may be amended from time to time, being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

     The Borrower has requested that the Banks make certain modifications to the borrowing arrangements provided for in the Credit Agreement and the Banks have agreed to accommodate such request by the Borrower on the terms and conditions herein set forth.

1.   AMENDMENTS

     Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended as follows:

     SECTION 1.01. NEW DEFINITIONS. Section 6.1 of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical location:

     `SENIOR FUNDED DEBT' means, as of any time the same is to be determined, Total Funded Debt other than the Senior Subordinated Debt.

     `SENIOR LEVERAGE RATIO' means, as of any time the same is to be determined, the ratio of Senior Funded Debt at such time to EBITDA for the then four most recently completed fiscal quarters of the Borrower.

     `SENIOR SUBORDINATED DEBT' means any debt securities to be issued by the Borrower substantially concurrent with the satisfaction of all of the conditions precedent set forth in Section 3 of the Third Amendment to this Agreement on the terms, or on substantially the same terms but in no event more burdensome on the Borrower in any material respect than the terms, in each case contained in the February 23, 1998, 5:41 p.m. draft of the Description of Notes to be included in the Offering Memorandum for such debt securities (the "SUBORDINATED NOTE DESCRIPTION") which has previously been forwarded to the Banks; PROVIDED, HOWEVER, that (i) such debt securities shall bear interest prior to maturity or default at a rate per annum not exceeding 12% per annum; (ii) such debt securities shall not be subject to any call or similar option to require mandatory prepayment (other than (A) by reason of a "CHANGE OF CONTROL" as such term is defined in the Subordinated Note Description and (B) in the case of an "ASSET SALE" as such term is defined in the Subordinated Note Description) at any time prior to five calendar years following the issuance of such debt securities;
          (iii) such debt securities shall not require (other than upon the occurrence of any "EVENT OF DEFAULT" as such term is defined in the Subordinated Note Description) any scheduled payment or prepayment of principal thereon, or any scheduled acquisition or retirement thereof by the issuer, in each case prior to ten calendar years following the issuance of such debt securities; (iv) no covenant relating to the financial performance or financial condition of the Borrower or any Subsidiary shall govern the maturity or amortization of such debt securities other than the financial covenant described in the Subordinated Note Description that would prohibit the Borrower and its Subsidiaries from incurring additional Indebtedness (other than (A) the Obligations, (B) Indebtedness outstanding as of the date of issuance of such debt securities, and (C) the other Indebtedness which the Subordinated Note Description states will be permitted whether or not the Borrower is in compliance with such financial covenant) if the Consolidated Fixed Charge Coverage Ratio (as such term is defined in the Subordinated Note Description) were, after giving effect to such incurrence, less than a level that is no higher than 2.25 to 1; and (v) the proceeds of such debt securities are used solely for any one or more of the following: (A) the prepayment (including any applicable prepayment premiums) of the Existing NF Term Debt and the Existing Super Food Debt, (B) the payment of reasonable fees, commissions and underwriting discounts directly incurred and payable by the Borrower in connection with the issuance of the Senior Subordinated Debt and (C) the prepayment of the Loans hereunder.

     SECTION 1.02. The definition of "EXISTING DEBT" appearing in Section 6.1 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

               "Any reference in this Agreement to any Existing Debt shall be deemed a reference to such Existing Debt as listed on the relevant Exhibit attached hereto, as the same may from time to time be modified or amended (but without any increase in the principal amount thereof)."

     SECTION 1.03. NEW LIMITS ON AGGREGATE INDEBTEDNESS. Section 9.12 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

               "SECTION 9.12. LIMIT ON AGGREGATE INDEBTEDNESS. The Borrower shall not permit any Subsidiary to issue, incur, assume, create or have outstanding any Indebtedness (other than (i) intercompany Indebtedness owed to the Borrower or any other Subsidiary, (ii) liabilities of the Subsidiaries under the Subsidiary Guarantee Agreements, (iii) liabilities of the Subsidiaries on their Guarantees of the Senior Subordinated Debt and (iv) liabilities incurred in connection with securitization transactions permitted by Section 9.15 hereof) aggregating more than 5% of Total Assets."

     SECTION 1.04. SUBSIDIARY GUARANTEES. Section 9.14 of the Credit Agreement is hereby amended by adding thereto a new sentence immediately at the end thereof which reads as follows:

               "Notwithstanding anything contained herein to the contrary, nothing contained in this Section 9.14 shall operate to prohibit the execution by the Subsidiaries of Guarantees of the Senior Subordinated Debt if and so long as any and all of the holders' claims for payment on such Guarantees are subordinated in right of payment to the prior payment of the Loans and other obligations under the Loan Documents on the same or substantially the same terms as the Senior Subordinated Debt."

     SECTION 1.05. SPECIAL PURPOSE VEHICLE. Section 9.1 of the Credit Agreement is hereby amended by adding thereto a new sentence immediately at the end thereof which reads as follows:

               "Notwithstanding anything contained herein to the contrary, neither Nash-Finch Funding Corp. nor any other Subsidiary of the Borrower shall be required to execute a Subsidiary Guarantee Agreement if and so long as the sole purpose and function of such Subsidiary is to act as a special purpose vehicle for a securitization or other similar transaction permitted by Section
          9.15 hereof involving accounts receivable of, or loans owed to, the Borrower or any other Subsidiary."

     SECTION 1.06. NEW LEVERAGE RATIO LEVELS. Section 9.9 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

               "SECTION 9.9. LEVERAGE RATIO. The Borrower shall not, as of the close of any fiscal quarter of the Borrower set forth below, permit the Leverage Ratio to be more than the amount set forth to the right of such quarter:

               As of Close of each Fiscal Quarter:


                                                       Leverage Ratio Shall
      From and Including        To and Including        Not be More Than:
      ------------------        ----------------        -----------------

    1st fiscal quarter of    3rd fiscal quarter of          4.75 to 1
       fiscal year 1998         fiscal year 1998

    4th fiscal quarter of    1st fiscal quarter of          4.50 to 1
       fiscal year 1998         fiscal year 1999

    2nd fiscal quarter of    1st fiscal quarter of          4.25 to 1
       fiscal year 1999         fiscal year 2000

    2nd fiscal quarter of     each fiscal quarter           4.00 to 1
       fiscal year 2000            thereafter


     SECTION 1.07. NEW INTEREST COVERAGE RATIO LEVELS. Section 9.10 shall be amended and as so amended shall be restated in its entirety to read as follows:

               SECTION 9.10. INTEREST COVERAGE RATIO. The Borrower shall not, as of the close of any fiscal quarter of the Borrower set forth below, permit the Interest Coverage Ratio to be less than the amount set forth to the right of such period:

               As of Close of each Fiscal Quarter:

                                                     Interest Coverage Ratio
                                                              Shall
      From and Including        To and Including        Not be Less Than:
      ------------------        ----------------        -----------------

    1st fiscal quarter of    1st fiscal quarter of          2.50 to 1
       fiscal year 1998         fiscal year 2000

     2d fiscal quarter of     each fiscal quarter           2.75 to 1
       fiscal year 2000            thereafter

     SECTION 1.08 SECURITIZATION OF LOANS RECEIVABLE. Section 9.15 of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

               "Notwithstanding the foregoing, this Section shall neither apply to nor operate to prohibit the sale by the Borrower or any Subsidiary of loans receivable owing the Borrower and its Subsidiaries in the ordinary course of their business to Persons other than Affiliates provided that (i) such sale is part of a securitization or similar financing transaction and (ii) the aggregate face amount of loans receivable sold and outstanding at any one time, when taken together with the aggregate face amount of accounts receivable sold and outstanding pursuant to securitization or similar financing transactions permitted by Section 9.15 above, does not exceed $75,000,000.

     SECTION 1.09. RESTRICTED PAYMENT OF SUB DEBT. Section 9 of the Credit Agreement shall be amended by adding thereto a new Section 9.21 which reads as follows:

               "SECTION 9.21. SUB DEBT PAYMENTS. The Company will not, and will not permit any Subsidiary to, directly or indirectly make any payment or other distribution on or in respect of any principal, interest or premium, if any, of any of the Senior Subordinated Debt or otherwise acquire, prepay or retire any of such indebtedness (such payments, distributions, acquisitions, prepayments or retirements being hereinafter referred to collectively as "SUB DEBT PAYMENTS") if:

                    (x) such Sub Debt Payment would be made prior to the
               scheduled maturity thereof or prior to any other times required for payment thereof as are in force and effect as of the date of issuance of such Indebtedness; or

                    (y) such Sub Debt Payment would be prohibited under the
               terms of any instrument subordinating such indebtedness to the prior payment of the Loans or any of the other obligations under the Loan Documents;

          PROVIDED, HOWEVER, that the immediately preceding clause (x) of this Section shall not prohibit (A) a Sub Debt Payment consisting of the Company's exercise of the option described in the Offering Memorandum for its redemption of the Senior Subordinated Debt out of the proceeds of, and substantially concurrent with, the Borrower's issuance and sale through an underwritten public offering of its capital stock provided that (i) not more than 50% of the net proceeds of such offering (net proceeds for such purposes to mean a gross proceeds of such offering net of reasonable underwriting discounts and commissions and other reasonable costs directly incurred and payable as a result of such offering) are so used, (ii) not more than 35% of the Senior Subordinated Debt then outstanding is so prepaid and (iii) at the time of such Sub Debt Payment and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing and (B) Sub Debt Payments out of the proceeds of Asset Sales (as defined in the Subordinated Note Description) as and to the extent described in the Subordinated Note Description provided that at the time of each such Sub Debt Payment and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing."

     SECTION 1.10. NEW SENIOR LEVERAGE RATIO. Section 9 of the Credit Agreement shall be amended by adding thereto a new Section 9.22 which reads as follows:

               SECTION 9.22. SENIOR LEVERAGE RATIO. The Borrower shall not, as of the close of any fiscal quarter of the Borrower set forth below, permit the Senior Leverage Ratio to be more than the amount set forth to the right of such period:

               As of Close of each Fiscal Quarter:

                                                      Senior Leverage Ratio
                                                              Shall
      From and Including        To and Including        Not be More Than:
      ------------------        ----------------        -----------------

    1st fiscal quarter of    1st fiscal quarter of          3.50 to 1
       fiscal year 1998         fiscal year 1999

    2nd fiscal quarter of    1st fiscal quarter of          3.25 to 1
       fiscal year 1999         fiscal year 2000

    2nd fiscal quarter of     each fiscal quarter           3.00 to 1
       fiscal year 2000            thereafter

     SECTION 1.11. NEW INTEREST COVERAGE RATIO DEFINITION. The definition of "INTEREST COVERAGE RATIO" appearing in Section 6.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

               "`INTEREST COVERAGE RATIO' means, for any period of four consecutive fiscal quarters of the Borrower ending with the most recently completed such fiscal quarter, the ratio of EBITDA to Interest Expense for such period."

     SECTION 1.12. ADDITIONAL CHANGE OF CONTROL. The definition of "CHANGE OF CONTROL" appearing in Section 6.1 of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

               "A "CHANGE OF CONTROL" shall also include each similar event (including for such purposes, any event similarly defined) entitling any holder of the Senior Subordinated Debt to accelerate its maturity or require its purchase prior to scheduled maturity by the Borrower or any Subsidiary."

     SECTION 1.13. CONSOLIDATED NET INCOME. The definition of the term "CONSOLIDATED NET INCOME" in Section 6.1 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

               "The foregoing to the contrary notwithstanding, for purposes of determining Consolidated Net Income for each period which includes the third fiscal quarter of the Borrower for its 1997 fiscal year, Consolidated Net Income shall not include a deduction for the Third Quarter 1997 Charge."

2.   REDUCTION OF COMMITMENTS.

     By its execution hereof, each of the parties hereto acknowledges that the Commitments have heretofore already been reduced to an aggregate amount equal to $360,000,000 in accordance with the provisions of Section 3.6 of the Credit Agreement, effective as of March 2, 1998.

3.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          (a) The Borrower and the Required Banks shall have executed this Amendment.

          (b) The Borrower shall have received gross proceeds from the issuance of the Senior Subordinated Debt in an amount not less than $140,000,000 and the Administrative Agent shall have received assurances reasonably satisfactory to it of the foregoing.

          (c) Legal matters incident to the Borrower's issuance of the Senior Subordinated Debt shall be satisfactory to the Required Banks and their counsel.

          (d) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Required Banks and their counsel.

Notwithstanding the foregoing, Sections 1.03 and 1.05 of this Amendment shall be effective as of December 1, 1997 upon satisfaction of the conditions precedent set forth in Sections 3(a) and 3(d) above.

4.   REPRESENTATIONS REAFFIRMED.

     In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 7 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks).

5.   MISCELLANEOUS.

     This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

     Dated as of this 23rd day of March, 1998.

                                             NASH-FINCH COMPANY

                                             By
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

     Accepted and agreed to as of the date last above written.

                                             HARRIS TRUST AND SAVINGS BANK, in
                                               its individual capacity as a Bank
                                               and as Administrative Agent

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its Vice President

                                             PNC BANK, NATIONAL ASSOCIATION

                                             By /s/  James A. Wisne
                                               --------------------------------
                                               Its Assistant Vice President
                                                  -----------------------------

                                             ABN AMRO BANK N.V.

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                                         CHICAGO BRANCH

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   [ILLEGIBLE]
                                                  -----------------------------

                                             CIBC Inc.

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   [ILLEGIBLE]
                                                  -----------------------------

                                             ISTITUTO BANCARIO SANPAOLO DI
                                               TORINO SPA

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             KEYBANK, N.A.

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             COMMERZBANK AKTIENGESELLSCHAFT
                                               CHICAGO BRANCH

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   [ILLEGIBLE]
                                                  -----------------------------

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   [ILLEGIBLE]
                                                  -----------------------------

                                             CREDIT LYONNAIS, CHICAGO BRANCH

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             THE FUJI BANK, LIMITED

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Joint General Manager
                                                  -----------------------------

                                             CAISSE NATIONALE DE CREDIT AGRICOLE

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             FIRST BANK NATIONAL ASSOCIATION

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             MELLON BANK, N.A.

                                             By /s/  Martin J. Randal
                                               --------------------------------
                                               Its   Assistant Vice President
                                                  -----------------------------

                                             THE SAKURA BANK, LIMITED

                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                             SUNTRUST BANK, ATLANTA

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             THE MITSUBISHI TRUST AND BANKING
                                               CORPORATION

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Chief Manager
                                                  -----------------------------

                                             NATIONAL CITY BANK OF COLUMBUS

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             THE SANWA BANK, LIMITED

                                             By /s/  Kenneth C. Eichwald
                                               --------------------------------
                                               Its   First Vice President and
                                                     Assistant General Manager
                                                  -----------------------------

                                             THE SUMITOMO BANK, LIMITED

                                             By /s/  Ken Ichiko Kobayashi
                                               --------------------------------
                                               Its   Joint General Manager
                                                  -----------------------------

                                             BANKERS TRUST COMPANY

                                             By /s/  James Reilly
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             THE BANK OF NEW YORK

                                             By /s/  [ILLEGIBLE]
                                               --------------------------------
                                               Its   Vice President
                                                  -----------------------------

                                             MITSUI TRUST AND BANKING COMPANY,
                                               LIMITED

                                             By /s/  Margaret Holloway
                                               --------------------------------
                                               Its   Vice President & Manager
                                                  -----------------------------